Exhibit 99.2

MORGAN STANLEY
Financial Supplement - 4Q 2007
Table of Contents
Page #

1	…………….	Quarterly Financial Summary
2	…………….	Quarterly Consolidated Income Statement Information
3-4	…………….	Quarterly Consolidated Financial Information and Statistical Data
5	…………….	Quarterly Institutional Securities Income Statement Information
6-7	…………….	Quarterly Institutional Securities Financial Information and Statistical Data
8	…………….	Quarterly Global Wealth Management Group Income Statement Information
9	…………….	Quarterly Global Wealth Management Group Financial Information and Statistical Data
10	…………….	Quarterly Asset Management Income Statement Information
11	…………….	Quarterly Asset Management Financial Information and Statistical Data
12	…………….	Quarterly Consolidated Assets Under Management or Supervision
13	…………….	Quarterly Intersegment Eliminations Income Statement Information
14	…………….	Quarterly Reconciliation of Adjusted Assets
15	…………….	Institutional Securities Subprime Analysis
16	…………….	Legal Notice

MORGAN STANLEY
Quarterly Financial Summary
(unaudited, dollars in millions)

	Quarter Ended								Percentage Change From:		Twelve Months Ended
	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	Feb 28, 2007	May 31, 2007	Aug 31, 2007	Nov 30, 2007	4Q07 vs. 4Q06	4Q07 vs. 3Q07	Nov 30, 2006	Nov 30, 2007	Percentage Change
Net revenues
Institutional Securities	$5,436	$5,305	$4,894	$5,475	$7,162	$7,429	$4,983	$(3,425)	(163%)	(169%)	$21,110	$16,149	(24%)
Global Wealth Management Group	1,289	1,400	1,371	1,452	1,511	1,642	1,683	1,789	23%	6%	5,512	6,625	20%
Asset Management	737	898	845	973	1,368	1,509	1,364	1,252	29%	(8%)	3,453	5,493	59%
Intersegment Eliminations	(49)	(90)	(46)	(51)	(47)	(56)	(72)	(66)	(29%)	8%	(236)	(241)	(2%)
Consolidated net revenues	$7,413	$7,513	$7,064	$7,849	$9,994	$10,524	$7,958	$(450)	(106%)	(106%)	$29,839	$28,026	(6%)

Income/(loss) before taxes (1)
Institutional Securities	$1,707	$1,899	$1,915	$2,200	$2,845	$2,950	$1,501	$(6,479)	*	*	$7,721	$817	(89%)
Global Wealth Management Group	20	158	161	169	226	264	287	378	124%	32%	508	1,155	127%
Asset Management	166	262	155	268	379	303	491	294	10%	(40%)	851	1,467	72%
Intersegment Eliminations	17	(18)	13	11	6	7	(14)	3	(73%)	121%	23	2	(91%)
Consolidated income / (loss) before taxes	$1,910	$2,301	$2,244	$2,648	$3,456	$3,524	$2,265	$(5,804)	*	*	$9,103	$3,441	(62%)

Earnings per basic share: (2)
Income from continuing operations	$1.26	$1.46	$1.57	$1.97	$2.28	$2.35	$1.45	$(3.61)	*	*	$6.25	$2.49	(60%)
Discontinued operations (3)	$0.28	$0.36	$0.26	$0.22	$0.35	$0.22	$0.07	$-	*	*	$1.13	$0.64	(43%)
Earnings per basic share	$1.54	$1.82	$1.83	$2.19	$2.63	$2.57	$1.52	$(3.61)	*	*	$7.38	$3.13	(58%)

Earnings per diluted share: (2)
Income from continuing operations	$1.21	$1.40	$1.50	$1.87	$2.17	$2.24	$1.38	$(3.61)	*	*	$5.99	$2.37	(60%)
Discontinued operations (3)	$0.27	$0.35	$0.25	$0.21	$0.34	$0.21	$0.06	$-	*	*	$1.08	$0.61	(44%)
Earnings per diluted share	$1.48	$1.75	$1.75	$2.08	$2.51	$2.45	$1.44	$(3.61)	*	*	$7.07	$2.98	(58%)

Average common shares outstanding(2)
Basic	1,020,041,181	1,013,241,715	1,010,468,365	997,892,310	1,009,186,993	996,544,761	1,002,330,181	999,553,568			1,010,254,255	1,001,878,651
Diluted	1,061,764,798	1,054,733,745	1,055,664,392	1,052,831,345	1,057,912,545	1,045,643,087	1,057,495,875	999,553,568			1,054,796,062	1,054,240,169
Period end common shares outstanding	1,070,407,513	1,071,786,172	1,058,664,567	1,048,877,006	1,061,644,077	1,051,690,047	1,062,450,986	1,056,289,659			1,048,877,006	1,056,289,659

Return on average common equity from continuing operations	20.9%	22.8%	23.3%	27.8%	30.9%	29.4%	17.2%	*			23.8%	7.8%
Return on average common equity	21.3%	23.7%	22.7%	26.0%	29.9%	27.4%	17.1%	*			23.5%	8.9%

(1)	Represents consolidated income / (loss) from continuing operations before gain / (loss) from unconsolidated investees, taxes and gain / (loss) from discontinued operations.
(2)	Summation of the quarters' earnings per common share may not equal the annual amounts due to the averaging effect of the number of shares and share equivalents throughout the year.
2007 is also affected by the loss reported for the quarter ended November 30, 2007. As a result of this loss, basic and diluted shares outstanding are equal for this period.
(3)	All periods have been restated to include the results of Discover Financial Services in discontinued operations.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 16.

MORGAN STANLEY
Quarterly Consolidated Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended								Percentage Change From:		Twelve Months Ended
	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	Feb 28, 2007	May 31, 2007	Aug 31, 2007	Nov 30, 2007	4Q07 vs. 4Q06	4Q07 vs. 3Q07	Nov 30, 2006	Nov 30, 2007	Percentage Change

Investment banking	$982	$1,132	$1,138	$1,503	$1,227	$1,913	$1,659	$1,569	4%	(5%)	$4,755	$6,368	34%
Principal transactions:
Trading	3,086	3,559	2,843	2,317	4,158	4,838	1,381	(7,171)	*	*	11,805	3,206	(73%)
Investments	300	629	300	578	880	1,004	558	820	42%	47%	1,807	3,262	81%
Commissions	920	994	880	976	1,005	1,123	1,264	1,290	32%	2%	3,770	4,682	24%
Asset management, distribution and admin. fees	1,268	1,321	1,312	1,337	1,479	1,596	1,701	1,743	30%	2%	5,238	6,519	24%
Interest and dividends	9,958	9,504	12,021	11,293	14,171	15,400	14,405	16,107	43%	12%	42,776	60,083	40%
Other	130	118	119	218	272	321	262	353	62%	35%	585	1,208	106%
Total revenues	16,644	17,257	18,613	18,222	23,192	26,195	21,230	14,711	(19%)	(31%)	70,736	85,328	21%
Interest expense	9,231	9,744	11,549	10,373	13,198	15,671	13,272	15,161	46%	14%	40,897	57,302	40%
Net revenues	7,413	7,513	7,064	7,849	9,994	10,524	7,958	(450)	(106%)	(106%)	29,839	28,026	(6%)

Compensation and benefits	4,010	3,587	3,085	3,304	4,775	4,994	3,596	3,187	(4%)	(11%)	13,986	16,552	18%
Occupancy and equipment	210	215	233	254	260	279	279	312	23%	12%	912	1,130	24%
Brokerage, clearing and exchange fees	292	340	339	334	361	366	459	470	41%	2%	1,305	1,656	27%
Information processing and communications	259	272	274	284	277	286	302	328	15%	9%	1,089	1,193	10%
Marketing and business development	120	155	147	221	153	199	190	271	23%	43%	643	813	26%
Professional services	372	450	459	608	419	510	507	676	11%	33%	1,889	2,112	12%
Other	240	193	283	196	293	366	360	110	(44%)	(69%)	912	1,129	24%
Total non-compensation expenses	1,493	1,625	1,735	1,897	1,763	2,006	2,097	2,167	14%	3%	6,750	8,033	19%

Total non-interest expenses	5,503	5,212	4,820	5,201	6,538	7,000	5,693	5,354	3%	(6%)	20,736	24,585	19%

Income / (loss) from continuing operations before gain / (loss) from unconsolidated investees and taxes	1,910	2,301	2,244	2,648	3,456	3,524	2,265	(5,804)	*	*	9,103	3,441	(62%)
Gain / (loss) from unconsolidated investees	(19)	24	20	(65)	(26)	(20)	(19)	18	128%	195%	(40)	(47)	(18%)
Provision / (benefit) for income taxes	603	848	676	601	1,116	1,141	772	(2,198)	*	*	2,728	831	(70%)
Income / (loss) from continuing operations	1,288	1,477	1,588	1,982	2,314	2,363	1,474	(3,588)	*	*	6,335	2,563	(60%)
Discontinued operations (1)
Gain / (loss) from discontinued operations	453	583	399	231	564	349	111	0	*	*	1,666	1,024	(39%)
Income Tax Provision /(benefit)	167	219	136	7	206	130	42	0	*	*	529	378	(29%)
Gain / (loss) from discontinued operations	286	364	263	224	358	219	69	0	*	*	1,137	646	(43%)
Net income / (loss)	$1,574	$1,841	$1,851	$2,206	$2,672	$2,582	$1,543	$(3,588)	*	*	$7,472	$3,209	(57%)
Preferred stock dividend requirements	$-	$-	$-	$19	$17	$17	$17	$17	(11%)	--	$19	$68	*
Earnings / (loss) applicable to common shareholders	$1,574	$1,841	$1,851	$2,187	$2,655	$2,565	$1,526	$(3,605)	*	*	$7,453	$3,141	(58%)

Return on average common equity from continuing operations	20.9%	22.8%	23.3%	27.8%	30.9%	29.4%	17.2%	*			23.8%	7.8%
Return on average common equity	21.3%	23.7%	22.7%	26.0%	29.9%	27.4%	17.1%	*			23.5%	8.9%
Pre-tax profit margin (2)	26%	31%	32%	34%	35%	34%	29%	*			31%	12%
Compensation and benefits as a % of net revenues	54%	48%	44%	42%	48%	48%	45%	*			47%	59%

(1)	All periods have been restated to include the results of Discover Financial Services in discontinued operations.
(2)	Income / (loss) before taxes, excluding gain / (loss) from unconsolidated investees, as a % or net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 16.

MORGAN STANLEY
Quarterly Consolidated Financial Information and Statistical Data
(unaudited)

	Quarter Ended								Percentage Change From:		Twelve Months Ended
	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	Feb 28, 2007 (2)	May 31, 2007	Aug 31, 2007	Nov 30, 2007	4Q07 vs. 4Q06	4Q07 vs. 3Q07	Nov 30, 2006	Nov 30, 2007	Percentage Change
Morgan Stanley
Regional revenue (millions) (1) (3)
Americas	$4,680	$4,702	$4,527	$4,894	$6,072	$6,049	$4,121	$(4,092)	(184%)	(199%)	$18,803	$12,150	(35%)
EMEA (Europe, Middle East, Africa)	1,895	2,061	1,826	1,980	2,702	2,970	2,405	1,931	(2%)	(20%)	7,762	10,008	29%
Asia	838	750	711	975	1,220	1,505	1,432	1,771	75%	19%	3,274	5,868	79%
Consolidated net revenues	$7,413	$7,513	$7,064	$7,849	$9,994	$10,524	$7,958	$(450)	(106%)	(106%)	$29,839	$28,026	(6%)

Total assets (millions)	$959,950	$1,027,419	$1,029,354	$1,121,192	$1,182,061	$1,199,993	$1,185,131	$1,051,678	(6%)	(11%)
Adjusted assets (millions) (4)	$516,883	$533,488	$543,544	$638,158	$653,875	$704,421	$688,966	$564,439	(12%)	(18%)
Period end common shares outstanding (millions)	1,070.4	1,071.8	1,058.7	1,048.9	1,061.6	1,051.7	1,062.5	1,056.3	1%	(1%)
Book value per common share (5)	$28.12	$29.97	$31.24	$32.67	$34.71	$36.52	$32.14	$28.56	(13%)	(11%)
Common equity	$30,103	$32,118	$33,072	$34,264	$36,854	$38,411	$34,150	$30,169	(12%)	(12%)
Shareholders' equity (millions) (6)	$33,886	$35,902	$37,956	$40,248	$42,839	$44,385	$40,125	$36,145	(10%)	(10%)
Total capital (millions) (7)	$134,366	$145,849	$149,956	$162,134	$177,270	$187,250	$187,480	$193,669	19%	3%
Worldwide employees (1)	40,188	40,088	41,416	43,124	44,797	45,845	47,713	48,256	12%	1%

Average Daily 95%/ One-Day Value-at-Risk ("VaR") (8)
Primary Market Risk Category ($ millions, pre-tax)
Interest rate and credit spread	$35	$39	$33	$34	$39	$40	$52	$53
Equity price	$25	$29	$26	$32	$45	$44	$43	$41
Foreign exchange rate	$9	$9	$7	$12	$15	$16	$17	$25
Commodity price	$31	$28	$33	$30	$40	$34	$38	$35

Trading VaR	$58	$63	$56	$61	$90	$81	$87	$89
Non - trading VaR	$20	$26	$24	$18	$14	$17	$20	$36
Aggregate trading and non - trading VaR	$65	$70	$66	$67	$92	$87	$91	$98

(1)	Restated to exclude Discover Financial Services.
(2)
Effective December 1, 2006, the Company elected early adoption of SFAS No. 157, "Fair Value Measurements", and SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities - Including an amendment of FASB Statement No. 115." As a result of the adoption of SFAS No. 157 and SFAS No. 159, the Company recorded an after-tax cumulative effect adjustment of $186 million as an increase to the opening balance of retained earnings as of December 1, 2006.

(3)	Reflects the regional view of the Company's consolidated net revenues, on a managed basis, based on the following methodology:
Institutional Securities: investment banking - client location, equity capital markets - client location, debt capital markets - revenue recording location, sales & trading - trading desk location
Global Wealth Management: financial advisor location
Asset Management: client location except for the merchant banking investing businesses which is based on asset location
(4)
Adjusted assets exclude certain self-funded assets considered to have minimal market, credit and/or liquidity risk that are generally attributable to matched book and securities lending businesses as measured by aggregate resale agreements and securities borrowed less non-derivative short positions.  See page 14 for further information.

(5)	The Company's spin-off of Discover Financial Services on June 30, 2007 reduced book value per common share by approximately $5.79.
(6)	Includes common equity, preferred equity and junior subordinated debt issued to capital trusts.
(7)	Includes common equity, preferred equity, junior subordinated debt issued to capital trusts, capital units and the non-current portion of long-term debt.
(8)
95%/One-Day VaR represents the loss amount that one would not expect to exceed, on average, more than five times every one hundred trading days in the Company's trading positions if the portfolio were held constant for a one day period. For a further discussion of the calculation of VaR and the limitations of the Company's VaR methodology, see Part II, Item 7A "Quantitative and Qualitative Disclosures about Market Risk" in the Company's Form 10-K for fiscal 2006.

Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 16.

MORGAN STANLEY
Quarterly Consolidated Financial Information and Statistical Data
(unaudited)

	Quarter Ended												Twelve Months Ended
	Feb 28, 2007 (1)			May 31, 2007			Aug 31, 2007			Nov 30, 2007			Nov 30, 2007 (1) (2)
	Average tier 1 equity (billions) (3)	Average common equity (billions) (3)	Return on average common equity	Average tier 1 equity (billions) (3)	Average common equity (billions) (3)	Return on average common equity	Average tier 1 equity (billions) (3)	Average common equity (billions) (3)	Return on average common equity	Average tier 1 equity (billions) (3)	Average common equity (billions) (3)	Return on average common equity	Average tier 1 equity (billions) (3)	Average common equity (billions) (3)	Return on average common equity
Institutional Securities	$21.0	$20.0	38%	$23.7	$22.8	35%	$25.7	$25.1	16%	$28.0	$27.7	*	$24.6	$23.9	4%

Global Wealth Management Group	1.5	1.7	32%	1.5	1.6	40%	1.6	1.7	39%	1.6	1.7	52%	1.5	1.7	41%

Asset Management	2.3	3.0	31%	2.7	3.4	23%	2.8	3.6	35%	3.1	3.9	18%	2.7	3.5	26%

Unallocated capital	5.1	5.1		4.2	4.2		3.5	3.5		(0.4)	(0.4)		2.9	2.9

Total - continuing operations	29.9	29.8	31%	32.1	32.0	29%	33.6	33.9	17%	32.3	32.9	*	31.7	32.0	8%

Discontinued operations	4.6	5.7		4.5	5.4		1.6	1.9		0.0	0.0		2.7	3.2

Firm	$34.5	$35.5	30%	$36.6	$37.4	27%	$35.2	$35.8	17%	$32.3	$32.9	*	$34.4	$35.2	9%

	Quarter Ended												Twelve Months Ended
	Feb 28, 2006			May 31, 2006			Aug 31, 2006			Nov 30, 2006			Nov 30, 2006
		Average common equity (billions)	Return on average common equity		Average common equity (billions)	Return on average common equity		Average common equity (billions)	Return on average common equity		Average common equity (billions)	Return on average common equity		Average common equity (billions) (3)	Return on average common equity
Institutional Securities		$16.0	29%		$17.9	27%		$18.6	30%		$19.4	35%		$18.0	30%

Global Wealth Management Group		3.3	1%		3.1	14%		2.8	15%		2.8	17%		3.0	11%

Asset Management		2.2	18%		2.3	28%		2.5	15%		2.7	23%		2.4	21%

Unallocated capital		3.1			2.6			3.4			3.4			3.1

Total - continuing operations		24.6	21%		25.9	23%		27.3	23%		28.3	28%		26.5	24%

Discontinued operations		4.9			5.2			5.3			5.4			5.2

Firm		$29.5	21%		$31.1	24%		$32.6	23%		$33.7	26%		$31.7	23%

(1)	For the quarter ended Feb 28, 2007, the Company had reassessed the amount of capital required to support the market risks and credit risks in its Global Wealth Management business.
(2)	At November 30, 2007, the Company had available Tier 1 equity of $29.4 billion and internally estimated Economic Capital needs of $33.5 billion, resulting in unallocated capital of negative $4.1 billion.
(3)
The Company uses an economic capital model to determine the amount of equity capital needed to support the risk of its business activities and to ensure that the Company remains adequately capitalized. Economic capital is defined as the amount of capital needed to run the business through the business cycle and satisfy the requirements of regulators, rating agencies and the market. The Company's methodology is based on a going concern approach that assigns economic capital to each segment based on regulatory capital usage plus additional capital for stress losses, goodwill and principal investment risk. The economic capital model and allocation methodology may be enhanced over time in response to changes in the business and regulatory environment. Beginning in 1Q07, economic capital is met by regulatory Tier 1 equity (including common shareholders' equity, certain preferred stock, eligible hybrid capital instruments and deductions of goodwill and certain intangibles and deferred tax assets), subject to regulatory limits.  This enhancement to the Company's equity capital model and related disclosures have been made on a prospective basis.

Note:
Certain reclassifications have been made to prior period amounts to conform to the current presentation.  Additionally, the average equity related to Discover Financial Services and Quilter Holdings Limited have been reclassed to discontinued operations in all periods.

Refer to Legal Notice page 16.

MORGAN STANLEY
Quarterly Institutional Securities Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended								Percentage Change From:		Twelve Months Ended
	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	Feb 28, 2007 (1)	May 31, 2007 (1)	Aug 31, 2007 (1)	Nov 30, 2007 (1)	4Q07 vs. 4Q06	4Q07 vs. 3Q07	Nov 30, 2006	Nov 30, 2007 (1)	Percentage Change

Investment banking	$892	$1,035	$992	$1,309	$1,032	$1,704	$1,439	$1,363	4%	(5%)	$4,228	$5,538	31%
Principal transactions:
Trading	2,963	3,442	2,728	2,193	4,029	4,705	1,236	(7,230)	*	*	11,326	2,740	(76%)
Investments	243	389	114	335	350	396	217	496	48%	129%	1,081	1,459	35%
Commissions	610	693	630	673	691	766	911	894	33%	(2%)	2,606	3,262	25%
Asset management, distribution and admin. fees	8	29	19	17	25	25	24	29	71%	21%	73	103	41%
Interest and dividends	9,822	9,338	11,852	11,094	14,021	15,193	14,141	15,776	42%	12%	42,106	59,131	40%
Other	95	83	92	174	205	266	222	290	67%	31%	444	983	121%
Total revenues	14,633	15,009	16,427	15,795	20,353	23,055	18,190	11,618	(26%)	(36%)	61,864	73,216	18%
Interest expense	9,197	9,704	11,533	10,320	13,191	15,626	13,207	15,043	46%	14%	40,754	57,067	40%
Net revenues	5,436	5,305	4,894	5,475	7,162	7,429	4,983	(3,425)	(163%)	(169%)	21,110	16,149	(24%)

Total non-interest expenses	3,729	3,406	2,979	3,275	4,317	4,479	3,482	3,054	(7%)	(12%)	13,389	15,332	15%

Income / (loss) from continuing operations before gain / (loss) from unconsolidated investees and taxes	1,707	1,899	1,915	2,200	2,845	2,950	1,501	(6,479)	*	*	7,721	817	(89%)
Gain / (loss) from unconsolidated investees	(19)	24	20	(65)	(26)	(20)	(19)	18	128%	195%	(40)	(47)	(18%)
Income / (loss) before taxes	1,688	1,923	1,935	2,135	2,819	2,930	1,482	(6,461)	*	*	7,681	770	(90%)
Provision / (benefit) for income taxes	522	700	556	434	878	932	483	(2,463)	*	*	2,212	(170)	(108%)
Income / (loss) from continuing operations (2)	$1,166	$1,223	$1,379	$1,701	$1,941	$1,998	$999	$(3,998)	*	*	$5,469	$940	(83%)

Return on average common equity (3)	29%	27%	30%	35%	38%	35%	16%	*			30%	4%
Pre-tax profit margin (4)	31%	36%	39%	40%	40%	40%	30%	*			37%	5%

(1)
Principal transactions investments revenue reflects net gain / (loss) on investments marked at fair value.  The related investment asset balance for the quarters ended Feb 28, 2007, May 31, 2007, Aug 31, 2007 and Nov 30, 2007 are $4.4 billion, $5.9 billion, $8.2 billion and $9.7 billion, respectively.

(2)	Excludes gain / (loss) from discontinued operations.
(3)	Refer to page 4 for the allocation of average common equity.
(4)	Income / (loss) before taxes, excluding gain / (loss) from unconsolidated investees, as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 16.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Institutional Securities
(unaudited, dollars in millions)

	Quarter Ended								Percentage Change From:		Twelve Months Ended
	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	Feb 28, 2007	May 31, 2007	Aug 31, 2007	Nov 30, 2007	4Q07 vs. 4Q06	4Q07 vs. 3Q07	Nov 30, 2006	Nov 30, 2007	Percentage Change

Investment Banking
Advisory revenue	$344	$365	$444	$600	$373	$725	$664	$779	30%	17%	$1,753	$2,541	45%
Underwriting revenue
Equity	197	371	237	254	300	493	429	348	37%	(19%)	1,059	1,570	48%
Fixed income	351	299	311	455	359	486	346	236	(48%)	(32%)	1,416	1,427	1%
Total underwriting revenue	$548	$670	$548	$709	$659	$979	$775	$584	(18%)	(25%)	$2,475	$2,997	21%

Total investment banking revenue	$892	$1,035	$992	$1,309	$1,032	$1,704	$1,439	$1,363	4%	(5%)	$4,228	$5,538	31%

Sales & Trading (1)
Equity	$1,656	$1,669	$1,520	$1,436	$2,209	$2,216	$1,761	$2,472	72%	40%	$6,281	$8,658	38%
Fixed income	2,651	2,131	2,257	2,252	3,430	2,896	2,197	(7,873)	*	*	9,291	650	(93%)
Other	(109)	(31)	(100)	(48)	(89)	(74)	(877)	(202)	*	77%	(288)	(1,242)	*
Total sales & trading net revenue	$4,198	$3,769	$3,677	$3,640	$5,550	$5,038	$3,081	$(5,603)	*	*	$15,284	$8,066	(47%)

	Fiscal View										Calendar View
	Quarter Ended (2)										Eleven Months Ended (2)
	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	Feb 28, 2007	May 31, 2007	Aug 31, 2007	Nov 30, 2007			Nov 30, 2006	Nov 30, 2007

Mergers and acquisitions announced transactions
Morgan Stanley global market volume (billions)	$336.2	$180.3	$169.6	$349.6	$330.9	$494.3	$281.9	$302.6			$869.5	$1,306.8
Market share	44.7%	20.9%	23.5%	35.1%	36.2%	36.2%	24.2%	36.4%			28.9%	33.3%
Rank	2	3	4	1	2	1	2	4			2	2

Mergers and acquisitions completed transactions
Morgan Stanley global market volume (billions)	$177.7	$182.4	$175.4	$230.1	$187.3	$352.5	$235.4	$483.2			$659.9	$1,224.2
Market share	26.9%	28.8%	25.6%	30.3%	21.1%	39.4%	25.7%	49.1%			27.8%	37.0%
Rank	3	2	5	1	4	1	2	2			2	1

Global equity and related issues
Morgan Stanley global market volume (billions)	$10.8	$19.2	$10.4	$14.9	$13.9	$20.2	$18.3	$14.8			$49.3	$59.3
Market share	7.4%	9.3%	8.4%	6.5%	7.5%	8.4%	8.1%	6.6%			7.7%	7.4%
Rank	4	2	4	6	4	3	4	5			4	5

Global IPO's
Morgan Stanley global market volume (billions)	$2.7	$7.6	$5.2	$6.1	$4.1	$6.4	$6.4	$6.8			$20.3	$21.3
Market Share	6.6%	11.0%	11.0%	6.1%	7.6%	7.9%	8.1%	7.0%			8.5%	7.6%
Rank	6	3	1	6	3	4	3	5			2	3

Global debt
Morgan Stanley global market volume (billions)	$96.1	$102.3	$89.2	$111.6	$99.8	$131.5	$83.2	$64.4			$379.1	$348.2
Market share	5.9%	5.9%	5.6%	5.3%	5.5%	6.1%	4.9%	5.3%			5.7%	5.5%
Rank	5	5	7	7	5	5	8	5			5	5

(1)
Includes principal transactions trading, commissions and net interest revenue. Equity and Fixed income sales and trading net revenue have been restated to include certain funding costs not previously allocated to those businesses. Other sales and trading net revenue primarily includes net losses from mark - to - market loans and closed and pipeline commitments, results related to Investment Banking and other activities.

(2)	Source: Thomson Financial, data as of December 5, 2007.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 16.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Institutional Securities
(unaudited, dollars in billions)

	Quarter Ended								Percentage Change From:
	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	Feb 28, 2007	May 31, 2007	Aug 31, 2007	Nov 30, 2007	4Q07 vs. 4Q06	4Q07 vs. 3Q07

Corporate funded loans
Investment grade	$5.6	$6.2	$7.4	$6.4	$6.2	$13.7	$11.1	$12.5	95%	13%
Non-investment grade	2.9	2.9	5.4	3.4	3.9	4.9	7.5	10.0	194%	33%
Total corporate funded loans	$8.5	$9.1	$12.8	$9.8	$10.1	$18.6	$18.6	$22.5	130%	21%

Corporate lending commitments
Investment grade	$30.2	$28.2	$30.4	$35.0	$31.5	$42.1	$50.4	$50.2	43%	--
Non-investment grade	6.3	9.0	19.1	18.5	25.5	32.4	35.7	20.0	8%	(44%)
Total corporate lending commitments	$36.5	$37.2	$49.5	$53.5	$57.0	$74.5	$86.1	$70.2	31%	(18%)

Corporate funded loans plus lending commitments
Investment grade	$35.8	$34.4	$37.8	$41.4	$37.7	$55.8	$61.5	$62.7	51%	2%
Non-investment grade	$9.2	$11.9	$24.5	$21.9	$29.4	$37.3	$43.2	$30.0	37%	(31%)
% investment grade	80%	74%	61%	65%	56%	60%	59%	68%
% non-investment grade	20%	26%	39%	35%	44%	40%	41%	32%

Total corporate funded loans and lending commitments	$45.0	$46.3	$62.3	$63.3	$67.1	$93.1	$104.7	$92.7	46%	(11%)
Hedges (1)	$17.7	$23.8	$24.3	$26.5	$29.9	$34.2	$37.5	$37.6	42%	--
Total corporate funded loans and lending commitments net of hedges	$27.3	$22.5	$38.0	$36.8	$37.2	$58.9	$67.2	$55.1	50%	(18%)

(1)	Includes both internal and external hedges utilized by the lending business.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 16.

MORGAN STANLEY
Quarterly Global Wealth Management Group Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended								Percentage Change From:		Twelve Months Ended
	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	Feb 28, 2007	May 31, 2007	Aug 31, 2007	Nov 30, 2007	4Q07 vs. 4Q06	4Q07 vs. 3Q07	Nov 30, 2006	Nov 30, 2007	Percentage Change
Investment banking	$67	$95	$120	$146	$166	$164	$166	$129	(12%)	(22%)	$428	$625	46%
Principal transactions:
Trading	125	120	117	125	129	133	145	191	53%	32%	487	598	23%
Investments	1	27	16	13	(2)	20	3	8	(38%)	167%	57	29	(49%)
Commissions	310	302	252	304	315	357	353	408	34%	16%	1,168	1,433	23%
Asset management, distribution and admin fees	667	691	704	695	729	769	788	781	12%	(1%)	2,757	3,067	11%
Interest and dividends	203	243	265	293	274	298	321	328	12%	2%	1,004	1,221	22%
Other	31	36	26	37	38	40	33	52	41%	58%	130	163	25%
Total revenues	1,404	1,514	1,500	1,613	1,649	1,781	1,809	1,897	18%	5%	6,031	7,136	18%
Interest expense	115	114	129	161	138	139	126	108	(33%)	(14%)	519	511	(2%)
Net revenues	1,289	1,400	1,371	1,452	1,511	1,642	1,683	1,789	23%	6%	5,512	6,625	20%

Total non-interest expenses	1,269	1,242	1,210	1,283	1,285	1,378	1,396	1,411	10%	1%	5,004	5,470	9%
Income before taxes	20	158	161	169	226	264	287	378	124%	32%	508	1,155	127%
Provision for income taxes	8	52	54	53	87	102	119	151	185%	27%	167	459	175%
Income from continuing operations	$12	$106	$107	$116	$139	$162	$168	$227	96%	35%	$341	$696	104%

Return on average common equity (1)	1%	14%	15%	17%	32%	40%	39%	52%			11%	41%
Pre-tax profit margin (2)	2%	11%	12%	12%	15%	16%	17%	21%			9%	17%

(1)	Refer to page 4 for the allocation of average common equity.
(2)	Income before taxes as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 16.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Global Wealth Management Group
(unaudited)

	Quarter Ended								Percentage Change From:
	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	Feb 28, 2007	May 31, 2007	Aug 31, 2007	Nov 30, 2007	4Q07 vs. 4Q06	4Q07 vs. 3Q07

Global representatives	8,913	8,091	7,982	7,944	7,993	8,137	8,341	8,429	6%	1%

Annualized revenue per global representative (thousands)(1)	$562	$659	$682	$729	$758	$814	$817	$853	17%	4%

Assets by client segment (billions)
$10m or more	166	170	176	199	210	223	228	247	24%	8%
$1m - $10m	220	220	229	243	248	268	265	275	13%	4%
Subtotal -> $1m	386	390	405	442	458	491	493	522	18%	6%
$100k -$1m	177	180	180	177	174	180	182	179	1%	(2%)
< $100k	32	29	28	27	26	24	24	23	(15%)	(4%)
Client assets excluding corporate / other	595	599	613	646	658	695	699	724	12%	4%
Corporate / other	29	30	29	30	32	33	35	34	13%	(3%)
Total client assets (billions)	$624	$629	$642	$676	$690	$728	$734	$758	12%	3%

% of assets by client segment > $1m (2)	65%	65%	66%	68%	70%	71%	71%	72%

Fee-based client account assets (billions) (3)	$173	$180	$183	$195	$202	$210	$211	$201	3%	(5%)

Fee-based assets as a % of client assets	28%	29%	29%	29%	29%	29%	29%	27%

Bank deposit program (millions)	$7,319	$9,114	$9,839	$13,301	$16,364	$18,226	$19,409	$26,160	97%	35%

Client assets per global representative (millions) (4)	$70	$78	$80	$85	$86	$89	$88	$90	6%	2%

Domestic retail net new assets (billions) (5)	$-	$2.4	$5.4	$0.7	$6.7	$8.7	$14.6	$10.0	*	(32%)

Domestic retail locations	484	473	460	453	451	453	455	451	--	(1%)

(1)	Annualized revenue divided by average global representative headcount.
(2)	Excludes corporate / other assets.
(3)	Represents the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
(4)	Total client assets divided by period end global representative headcount.
(5)	Represents net new assets in the U.S. broad-based branch system.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 16.

MORGAN STANLEY
Quarterly Asset Management Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended								Percentage Change From:		Twelve Months Ended
	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	Feb 28, 2007 (1)	May 31, 2007 (1)	Aug 31, 2007 (1)	Nov 30, 2007 (1)	4Q07 vs. 4Q06	4Q07 vs. 3Q07	Nov 30, 2006	Nov 30, 2007 (1)	Percentage Change
Investment banking	$23	$35	$26	$54	$31	$61	$92	$80	48%	(13%)	$138	$264	91%
Principal transactions:
Trading(2)	0	0	0	0	0	0	0	(129)	*	*	0	(129)	*
Investments	56	213	170	230	532	588	338	316	37%	(7%)	669	1,774	165%
Commissions	7	7	5	6	6	6	6	5	(17%)	(17%)	25	23	(8%)
Asset management, distribution and admin fees	644	636	629	665	768	844	926	986	48%	6%	2,574	3,524	37%
Interest and dividends	6	10	21	11	14	29	14	17	55%	21%	48	74	54%
Other	6	5	5	10	34	18	10	13	30%	30%	26	75	188%
Total revenues	742	906	856	976	1,385	1,546	1,386	1,288	32%	(7%)	3,480	5,605	61%
Interest expense	5	8	11	3	17	37	22	36	*	64%	27	112	*
Net revenues	737	898	845	973	1,368	1,509	1,364	1,252	29%	(8%)	3,453	5,493	59%

Total non-interest expenses	571	636	690	705	989	1,206	873	958	36%	10%	2,602	4,026	55%
Income before taxes	166	262	155	268	379	303	491	294	10%	(40%)	851	1,467	72%
Provision for income taxes	66	103	61	110	149	105	174	113	3%	(35%)	340	541	59%
Income from continuing operations	$100	$159	$94	$158	$230	$198	$317	$181	15%	(43%)	$511	$926	81%

Return on average common equity (3)	18%	28%	15%	23%	31%	23%	35%	18%			21%	26%
Pre-tax profit margin (4)	23%	29%	18%	28%	28%	20%	36%	24%			25%	27%

(1)
Principal transactions investments revenue reflects net gain/(loss) on investments marked at fair value including real estate funds, private equity funds and seed capital investments.  The related investment asset balance for the quarters ended Feb 28, 2007, May 31, 2007, Aug 31, 2007 and Nov 30, 2007 are $2.9 billion, $3.9 billion, $4.6 billion and $4.5 billion, respectively.

(2)	Trading results for the quarter and twelve months ended November 30, 2007 include losses related to securities issued by structured investment vehicles held by Asset Management.
(3)	Refer to page 4 for the allocation of average common equity.
(4)	Income before taxes as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 16.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Asset Management
(unaudited, dollars in billions)

	Quarter Ended								Percentage Change From:		Twelve Months Ended
	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	Feb 28, 2007	May 31, 2007	Aug 31, 2007	Nov 30, 2007	4Q07 vs. 4Q06	4Q07 vs. 3Q07	Nov 30, 2006	Nov 30, 2007	Percentage Change
Assets under management or supervision

Net flows by distribution channel
Americas Retail Morgan Stanley Brand	(3.1)	$(2.1)	$(2.2)	$(1.9)	$(2.0)	$0.1	$(0.8)	$(1.6)	16%	(100%)	$(9.3)	$(4.3)	54%
Americas Retail Van Kampen Brand	(0.7)	(0.4)	(0.8)	(0.1)	0.0	0.0	1.1	(1.4)	*	*	(2.0)	(0.3)	85%
Americas Intermediary	1.7	4.0	1.5	1.0	1.0	1.8	1.2	0.4	(60%)	(67%)	8.2	4.4	(46%)
U.S. Institutional	(4.7)	(4.7)	(2.7)	(1.0)	0.1	1.3	0.3	0.8	180%	167%	(13.1)	2.5	119%
Non- U.S.	1.2	2.5	0.3	2.5	4.7	4.1	6.1	7.4	196%	21%	6.5	22.3	*
Net flows excluding money markets	(5.6)	$(0.7)	$(3.9)	$0.5	$3.8	$7.3	$7.9	$5.6	*	(29%)	$(9.7)	$24.6	*
Money Market Net Flows
Institutional	4.0	(1.4)	2.8	7.7	2.5	3.5	12.4	(2.9)	(138%)	(123%)	13.1	15.5	18%
Retail	(5.7)	(3.0)	(0.7)	(3.3)	(1.8)	(1.5)	0.5	(2.3)	30%	*	(12.7)	(5.1)	60%
Total money market net flows	(1.7)	$(4.4)	$2.1	$4.4	$0.7	$2.0	$12.9	$(5.2)	*	(140%)	$0.4	$10.4	*
Total net flows	$(7.3)	$(5.1)	$(1.8)	$4.9	$4.5	$9.3	$20.8	$0.4	(92%)	(98%)	$(9.3)	$35.0	*

Assets under management or supervision by distribution channel
Americas Retail Morgan Stanley Brand	$65	$63	$61	$63	$62	$67	$63	$64	2%	2%
Americas Retail Van Kampen Brand	90	89	90	94	96	102	99	99	5%	--
Americas Intermediary	47	51	55	58	61	67	66	68	17%	3%
U.S. Institutional	98	96	95	100	110	119	122	128	28%	5%
Non- U.S.	77	80	84	93	102	111	118	132	42%	12%
Total long term assets under management or supervision	377	379	385	408	431	466	468	491	20%	5%
Institutional money markets/liquidity	37	37	40	49	52	57	70	68	39%	(3%)
Retail money markets	41	38	38	35	33	32	33	31	(11%)	(6%)
Total Money Markets	78	75	78	84	85	89	103	99	18%	(4%)
Total assets under management or supervision	$455	$454	$463	$492	$516	$555	$571	$590	20%	3%
Share of minority interest assets (1)	0	0	0	4	5	5	6	7	75%	17%
Total	$455	$454	$463	$496	$521	$560	$577	$597	20%	3%

Assets under management or supervision by asset class
Equity	$230	$226	$226	$239	$245	$265	$254	$265	11%	4%
Fixed income	90	91	93	94	94	98	98	102	9%	4%
Money market	78	75	78	84	85	89	103	99	18%	(4%)
Alternatives (2)	45	49	53	61	77	87	101	109	79%	8%
Subtotal	443	441	450	478	501	539	556	575	20%	3%
Unit trusts	12	13	13	14	15	16	15	15	7%	--
Total assets under management or supervision	$455	$454	$463	$492	$516	$555	$571	$590	20%	3%
Share of minority interest assets (1)	0	0	0	4	5	5	6	7	75%	17%
Total	$455	$454	$463	$496	$521	$560	$577	$597	20%	3%

(1)	Amount represents Asset Management's proportional share of assets managed by entities in which it owns a minority interest.
(2)	Includes a range of alternative investment products such as real estate funds, hedge funds, private equity funds, funds of hedge funds and funds of private equity funds.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 16.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Consolidated Assets Under Management or Supervision
(unaudited, dollars in billions)

	Quarter Ended								Percentage Change From:
	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	Feb 28, 2007	May 31, 2007	Aug 31, 2007	Nov 30, 2007	4Q07 vs. 4Q06	4Q07 vs. 3Q07

Assets under management or supervision by distribution channel
Americas Retail Morgan Stanley Brand	$65	$63	$61	$63	$62	$67	$63	$64	2%	2%
Americas Retail Van Kampen Brand	90	89	90	94	96	102	99	99	5%	--
Americas Intermediary	47	51	55	58	61	67	66	68	17%	3%
U.S. Institutional	98	96	95	100	110	119	122	128	28%	5%
Non - U.S.	77	80	84	93	102	111	118	132	42%	12%
Total long term assets under management or supervision	377	379	385	408	431	466	468	491	20%	5%
Institutional money markets/liquidity	37	37	40	49	52	57	70	68	39%	(3%)
Retail money markets	41	38	38	35	33	32	33	31	(11%)	(6%)
Total Money Markets	78	75	78	84	85	89	103	99	18%	(4%)
Sub-total assets under management or supervision	455	454	463	492	516	555	571	590	20%	3%

Global Wealth Management Group	129	127	142	153	153	157	162	185	21%	14%
Total assets under management or supervision	$584	$581	$605	$645	$669	$712	$733	$775	20%	6%
Share of minority interest assets (1)	0	0	0	4	5	5	6	7	75%	17%
Total	$584	$581	$605	$649	$674	$717	$739	$782	20%	6%

Consolidated assets under management or supervision by asset class
Equity	$288	$288	$289	$307	$317	$344	$333	$356	16%	7%
Fixed income	105	106	109	111	111	116	118	127	14%	7%
Money market	82	79	83	89	90	94	109	108	21%	(1%)
Alternatives (2)	45	49	53	61	77	87	101	109	79%	8%
Subtotal	520	522	534	568	595	641	661	699	23%	6%
Unit trusts	12	13	13	14	15	16	15	15	7%	--
Other (3)	52	46	58	63	59	55	57	61	(3%)	7%
Total assets under management or supervision	$584	$581	$605	$645	$669	$712	$733	$775	20%	6%
Share of minority interest assets (1)	0	0	0	4	5	5	6	7	75%	17%
Total	$584	$581	$605	$649	$674	$717	$739	$782	20%	6%

(1)	Amount represents Asset Management's proportional share of assets managed by entities in which it owns a minority interest.
(2)	Includes a range of alternative investment products such as real estate funds, hedge funds, private equity funds, funds of hedge funds and funds of private equity funds.
(3)	Includes assets under management or supervision associated with the Global Wealth Management Group.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 16.

MORGAN STANLEY
Quarterly Intersegment Eliminations Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended								Percentage Change From:		Twelve Months Ended
	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	Feb 28, 2007	May 31, 2007	Aug 31, 2007	Nov 30, 2007	4Q07 vs. 4Q06	4Q07 vs. 3Q07	Nov 30, 2006	Nov 30, 2007	Percentage Change

Investment banking (1)	$0	$(33)	$0	$(6)	$(2)	$(16)	$(38)	$(3)	50%	92%	$(39)	$(59)	(51%)
Principal transactions:
Trading	(2)	(3)	(2)	(1)	0	0	0	(3)	(200%)	*	(8)	(3)	63%
Investments	0	0	0	0	0	0	0	0	--	--	0	0	--
Commissions	(7)	(8)	(7)	(7)	(7)	(6)	(6)	(17)	(143%)	(183%)	(29)	(36)	(24%)
Asset management, distribution and admin. fees	(51)	(35)	(40)	(40)	(43)	(42)	(37)	(53)	(33%)	(43%)	(166)	(175)	(5%)
Interest and dividends	(73)	(87)	(117)	(105)	(138)	(120)	(71)	(14)	87%	80%	(382)	(343)	10%
Other	(2)	(6)	(4)	(3)	(5)	(3)	(3)	(2)	33%	33%	(15)	(13)	13%
Total revenues	(135)	(172)	(170)	(162)	(195)	(187)	(155)	(92)	43%	41%	(639)	(629)	2%
Interest expense	(86)	(82)	(124)	(111)	(148)	(131)	(83)	(26)	77%	69%	(403)	(388)	4%
Net revenues	(49)	(90)	(46)	(51)	(47)	(56)	(72)	(66)	(29%)	8%	(236)	(241)	(2%)

Total non-compensation expenses	(80)	(83)	(69)	(71)	(60)	(68)	(68)	(72)	(1%)	(6%)	(303)	(268)	12%

Total non-interest expenses	(66)	(72)	(59)	(62)	(53)	(63)	(58)	(69)	(11%)	(19%)	(259)	(243)	6%

Income before taxes	17	(18)	13	11	6	7	(14)	3	(73%)	121%	23	2	(91%)
Provision for income taxes	7	(7)	5	4	2	2	(4)	1	(75%)	125%	9	1	(89%)
Income from continuing operations	$10	$(11)	$8	$7	$4	$5	$(10)	$2	(71%)	120%	$14	$1	(93%)

(1)	Included in the May 31, 2006 amount is $30 million related to the sale of the Company's aircraft leasing business.
Included in the August 31, 2007 amount is $25 million related to the spin-off of Discover Financial Services.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 16.

MORGAN STANLEY

The following (page 14) presents a reconciliation for adjusted assets.

Balance sheet leverage ratios are one indicator of capital adequacy when viewed in the context of a company’s overall liquidity and capital policies. The Company views the adjusted leverage ratio as a more relevant measure of financial risk when comparing financial services firms and evaluating leverage trends. The Company has adopted a definition of adjusted assets that excludes certain self-funded assets considered to have minimal market, credit and / or liquidity risk. These low-risk assets generally are attributable to the Company’s matched book and securities lending businesses. Adjusted assets are calculated by reducing gross assets by aggregate resale agreements and securities borrowed less non-derivative short positions and assets recorded under certain provisions of SFAS No. 140 and FASB Interpretation No. 46 (revised December 2003), “Consolidation of Variable Interest Entities” (“FIN 46R”). Gross assets are also reduced by the full amount of cash and securities deposited with clearing organizations or segregated under federal and other regulations or requirements. The adjusted leverage ratio reflects the deduction from shareholders’ equity of the amount of equity used to support goodwill and intangible assets (as the Company does not view this amount of equity as available to support its risk capital needs). In addition, the Company views junior subordinated debt issued to capital trusts as a component of its capital base given the inherent characteristics of the securities. These characteristics include the long-dated nature (e.g., some have final maturity at issuance of 30 years extendible at the Company’s option by a further 19 years, others have a 60-year final maturity at issuance), the Company’s ability to defer coupon interest for up to 20 consecutive quarters and the subordinated nature of the obligations in the capital structure. The Company also receives rating agency equity credit for these securities.

MORGAN STANLEY
Quarterly Reconciliation of Adjusted Assets
(unaudited, dollars in millions, except ratios)

		Quarter Ended
		Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	Feb 28, 2007	May 31, 2007	Aug 31, 2007	Nov 30, 2007

Total assets		$959,950	$1,027,419	$1,029,354	$1,121,192	$1,182,061	$1,199,993	$1,185,131	$1,051,678

Less:	Securities purchased under agreements to resell	(176,706)	(190,835)	(172,170)	(175,787)	(193,162)	(144,051)	(176,910)	(128,686)
	Securities borrowed	(252,896)	(274,581)	(283,024)	(299,631)	(277,093)	(252,213)	(257,032)	(245,596)
Add:	Financial instruments sold, not yet purchased	149,561	159,822	152,979	183,119	157,807	166,549	176,097	134,341
Less:	Derivative contracts sold, not yet purchased	(42,928)	(48,747)	(47,017)	(57,491)	(51,574)	(58,919)	(62,088)	(71,604)
	Subtotal	636,981	673,078	680,122	771,402	818,039	911,359	865,198	740,133
Less:	Cash and securities deposited with clearing organizations or segregated under federal and other regulations or requirements (1)	(38,300)	(46,612)	(43,986)	(29,565)	(35,739)	(47,114)	(43,229)	(61,608)
	Assets recorded under certain provisions of SFAS No.140 and FIN 46	(78,925)	(90,046)	(89,649)	(100,236)	(124,163)	(155,692)	(129,552)	(110,001)
	Goodwill and intangible assets	(2,873)	(2,932)	(2,943)	(3,443)	(4,262)	(4,132)	(3,451)	(4,085)

Adjusted assets		$516,883	$533,488	$543,544	$638,158	$653,875	$704,421	$688,966	$564,439

Common equity		$30,103	$32,118	$33,072	$34,264	$36,854	$38,411	$34,150	$30,169
Preferred equity		0	0	1,100	1,100	1,100	1,100	1,100	1,100
Shareholders' equity		30,103	32,118	34,172	35,364	37,954	39,511	35,250	31,269
Junior subordinated debt issued to capital trusts (2)		3,783	3,784	3,784	4,884	4,885	4,874	4,875	4,876
	Subtotal	33,886	35,902	37,956	40,248	42,839	44,385	40,125	36,145
Less: Goodwill and intangible assets		(2,873)	(2,932)	(2,943)	(3,443)	(4,262)	(4,132)	(3,451)	(4,085)
Tangible shareholders' equity		$31,013	$32,970	$35,013	$36,805	$38,577	$40,253	$36,674	$32,060

Leverage ratio (3)		31.0x	31.2x	29.4x	30.5x	30.6x	29.8x	32.3x	32.8x

Adjusted leverage ratio (4)		16.7x	16.2x	15.5x	17.3x	16.9x	17.5x	18.8x	17.6x

(1)
In the second quarter of fiscal 2007, the adjusted assets calculation was revised in order to reduce gross assets by the full amount of cash and securities deposited with clearing organizations or segregated under federal and other regulations or requirements.  All prior periods have been restated to conform to the current presentation.

(2)
The Company views the junior subordinated debt issued to capital trusts as a component of its equity capital base given the inherent characteristics of the securities.  These characteristics include the long dated nature (some have final maturity at issuance of thirty years extendible at the Company's option by a further nineteen years, others have a sixty year final maturity at issuance), the Company's ability to defer coupon interest for up to 20 consecutive quarters, and the subordinated nature of the obligations in the capital structure.  The Company also receives rating agency equity credit for these securities.

(3)	Leverage ratio equals total assets divided by tangible shareholders' equity.
(4)	Adjusted leverage ratio equals adjusted total assets divided by tangible shareholders' equity.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 16.

This page represents an addendum to the 4Q 2007 Financial Supplement.

MORGAN STANLEY
Institutional Securities - Subprime Analysis
(unaudited, dollars in billions)

				Profit / (Loss)		Profit / (Loss)		Profit / (Loss)
	Statement of Financial Condition			Three Months Ended	Nine Months Ended	Two Months Ended	Eleven Months Ended	One Month Ended	Three Months Ended	Twelve Months Ended	Net Exposure (1)
	8/31/2007	10/31/2007	11/30/2007	8/31/2007		10/31/2007		11/30/2007			8/31/2007	10/31/2007	11/30/2007

Super Senior Exposure
High- Grade	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Mezzanine	(1.8)	(5.2)	(8.7)	(1.9)	(2.2)	(3.4)	(5.6)	(3.7)	(7.1)	(9.3)	11.4	8.3	3.9
CDO-Squared	-	-	(0.1)	-	-	-	-	(0.1)	(0.1)	(0.1)	-	0.1	0.1
Total ABS CDO Super Senior Exposure	$(1.8)	$(5.2)	$(8.8)	$(1.9)	$(2.2)	$(3.4)	$(5.6)	$(3.8)	$(7.2)	$(9.4)	$11.4	$8.4	$4.0

Other Retained and Warehouse Exposure
ABS CDO CDS	$1.1	$1.7	$2.7	$0.8	$1.0	$0.5	$1.5	$0.8	$1.3	$2.3	$(2.9)	$(3.1)	$(1.5)
ABS CDO Bonds	1.6	1.7	1.1	(0.4)	(0.3)	-	(0.3)	(0.5)	(0.5)	(0.8)	1.6	1.7	1.1
CDO Warehouse	-	-	-	-	-	-	-	-	-	-	-	-	-
Total Other Retained and Warehouse Exposure	2.7	3.4	3.8	0.4	0.7	0.5	1.2	0.3	0.8	1.5	(1.3)	(1.4)	(0.4)
Subtotal ABS CDO Related Exposure (2)	$0.9	$(1.8)	$(5.0)	$(1.5)	$(1.5)	$(2.9)	$(4.4)	$(3.5)	$(6.4)	$(7.9)	$10.1	$7.0	$3.6

U.S. Subprime Mortgage Related Exposure
Loans	$2.9	$1.5	$0.6	$-	$(0.1)	$-	$(0.1)	$(0.1)	$(0.1)	$(0.2)	$2.9	$1.5	$0.6
Total Rate of Return Swaps	0.1	-	-	-	0.1	-	0.1	-	-	0.1	(0.7)	-	-
ABS Bonds	4.2	3.0	2.7	(0.7)	(0.9)	(1.9)	(2.8)	(1.0)	(2.9)	(3.8)	4.0	3.0	2.7
ABS CDS	4.2	6.6	7.8	2.3	3.4	1.1	4.5	0.5	1.6	5.0	(5.9)	(5.5)	(5.1)
Subtotal U.S. Subprime Mortgage Related Exposure(3)	$11.4	$11.1	$11.1	$1.6	$2.5	$(0.8)	$1.7	$(0.6)	$(1.4)	$1.1	$0.3	$(1.0)	$(1.8)
Total ABS CDO / Subprime Exposure(4)	$12.3	$9.3	$6.1	$0.1	$1.0	$(3.7)	$(2.7)	$(4.1)	$(7.8)	$(6.8)	$10.4	$6.0	$1.8

(1)
Net Exposure is defined as potential loss to the Firm in an event of 100% default, assuming zero recovery, over a period of time. The value of these positions remains subject to mark-to-market volatility.  Positive amounts indicate potential loss (long position) in a default scenario.  Negative amounts indicate potential gain (short position) in a default scenario.

(2)
In determining the fair value of the Firm’s ABS CDO super senior related exposures – which represent the most senior tranches of the capital structure of subprime ABS CDOs – Morgan Stanley took into consideration observable transactions and data for relevant benchmark instruments in synthetic subprime markets. The deterioration of these inputs have led to significant declines in the estimates of fair value. These declines reflect increase in implied losses across this portfolio.  These implied loss levels are consistent with the losses in the range between 13% - 20% implied by the ABX indices. These cumulative loss levels, at a severity rate of 50%, imply defaults in the range of 43% - 50% for 2005 and 2006 outstanding mortgages.

(3)
In calculating the fair value of the Firm’s U.S. subprime mortgage related exposures – including loans, total rate-of-return swaps, ABS bonds (including subprime residuals) and ABS CDS – Morgan Stanley took into consideration observable transactions, the continued deterioration in market data, as evidenced by the sharp decline in the ABX indices, and other market developments, including updated cumulative loss data.

(4)	Statement of financial condition is presented on a net basis, which is a non-GAAP measure. These balances are presented on a gross basis in the Company's statement of financial condition.

At November 30, 2007, the investment portfolios of Morgan Stanley Bank (Utah) and Morgan Stanley Trust FSB (collectively, the "Subsidiary Banks") include certain subprime-related securities. The securities in the Subsidiary Banks' portfolios are part of the Company's overall Treasury liquidity management portfolio. Such portfolios do not contain any subprime whole loans, subprime residuals or CDOs.
The market value of the Subsidiary Banks' subprime-related securities, all of which are AAA-rated residential mortgage-backed securities, was $5.5 at November 30, 2007. Of that total, $4.3 are comprised of ABS bonds collateralized by first lien subprime mortgages of which $1.1 are further enhanced by FHLMC and AAA-rated monoline insurers. The remaining $1.2 of ABS bonds are collateralized by 2nd lien subprime mortgages and are enhanced by financial guarantees from AAA-rated monoline insurers. An 'other than temporary' impairment charge of $0.4 was reflected in net loss for the three months ended November 30, 2007. At November 30, 2007, the securities in the Subsidiary Banks' portfolio were redesignated as trading securities; prior to that date these securities were classified as 'available for sale' in accordance with SFAS 115, Accounting for Certain Investments in Debt and Equity Securities.

Note:	Refer to Legal Notice page 16.

MORGAN STANLEY
Legal Notice

This Financial Supplement contains financial, statistical and business-related information, as well as business and segment trends.
The information should be read in conjunction with the Company's fourth quarter earnings press release issued December 19, 2007.